SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 29, 2011

PREMIER ENERGY CORP.
(Exact name of registrant as specified in its charter)

Florida	333-145569	20-8724818
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Fleming PLLC 49 Front Street, # 206, Rockville Centre, NY York	11570
(Address of principal executive offices)	(Zip Code)

972-789-5500
(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

(a) On April 5, 2011, the Company advised Audit Firm “Femida-Audit”, LLC (“Femida”)  that it was dismissed as the Company’s independent registered public accounting firm. The decision to dismiss Femida as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on April 5, 2011. Except as noted in the paragraph immediately below, the reports of Femida on the Company’s  financial statements for the years ended December 31, 2009 and 2008 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of the Femida on the Company’s financial statements as of and for the years ended December 31, 2009 and 2008 contained  explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company had suffered recurring losses from operations and has a significant working capital deficit that raise doubt about its ability to continue as a going concern .

During the years ended December 31, 2008 and 2009, and through April 5, 2011, the Company has not had any disagreements with the Femida  on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Femida’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s consolidated financial statements for such years.

During the years ended December 31, 2009 and 2008, and through the April 5, 2011, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Femida with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.  Femida did not provide the requested letter addressed to the Securities & Exchange Commission or provide any correspondence on this matter.  Upon receipt of the requested letter, the Company shall promptly file an amendment to this Current Report

New independent registered public accounting firm

On March 29, 2011, the Company engaged Robison, Hill & Co (“Robison”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2010. The decision to engage Robison as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through March 29, 2011, the Company has not consulted with Robison , Hill & Co regarding either:

1.
the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Robison, Hill & Co concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER ENERGY CORP.

Dated: April 5, 2011	By:	/s/ Dr. Anton Prodanovic
Name: Anton Prodanovic
Chief Executive Officer and Director